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EXHIBIT 10.2

                              RESTRICTED STOCK UNIT
                                    AGREEMENT

                  THIS AGREEMENT, dated as of April 4, 2003, by and between W.
R. BERKLEY CORPORATION, a Delaware corporation (the "Company"), and _____________________________ (the "Grantee").

                              W I T N E S S E T H:

                  WHEREAS, the Grantee is an employee of the Company or subsidiary thereof (an "Employee"), and the Company wishes to grant the Grantee a notional interest in shares of the Company's common stock, par value $0.20 per share (the "Stock"), subject to certain restrictions (the "Restricted Stock Units"), on the terms and conditions set forth herein; and

                  WHEREAS, through the grant of these Restricted Stock Units, the Company hopes to incentivise and retain the services of Grantee and encourage stock ownership by Grantee in order to give Grantee a proprietary interest in the Company's success and align Grantee's interest with those of the stockholders of the Company.

                  NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

         SECTION 1. GRANT OF RESTRICTED STOCK UNITS. As of the date hereof, the Company hereby grants to the Grantee ________ Restricted Stock Units. Each Restricted Stock Unit shall represent the right to receive one share of Stock subject to the terms and conditions set forth herein.

         SECTION 2. NON-TRANSFERABILITY. Except as specifically consented to by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of the Company (the "Board"), the Grantee may not sell, transfer, pledge, or otherwise encumber or dispose of the Restricted Stock Units other than by will or the laws of descent and distribution.

         SECTION 3. VESTING; FORFEITURE.

                  (a) The Restricted Stock Units granted hereunder shall vest (subject to forfeiture, as set forth in Section 3(d) below) on the fifth anniversary of the date hereof, provided the Grantee has remained an Employee from the date hereof through such fifth anniversary. In the event that Grantee's employment with the Company is terminated on account of death, Disability or Retirement (each, as defined below), a pro-rata portion of the Restricted Stock Units shall vest (subject to forfeiture, as set forth in Section 3(d) below) immediately upon such termination. The number of Restricted Stock Units that will vest upon termination on account of death, Disability or Retirement shall be the total number of Restricted Stock Units granted hereunder multiplied by a fraction, the numerator of which is the number of days the Grantee served as an Employee from the date of this Agreement to the date of such termination and the denominator of which is one thousand eight hundred twenty five (1,825). Notwithstanding the vesting schedule set forth above, the Committee shall have absolute discretion to accelerate the vesting (subject to forfeiture, as set forth in Section 3(d) below) of the Restricted Stock Units at any time and for any reason.

                  (b) In the event that Grantee's employment with the Company is terminated for any reason, all unvested Restricted Stock Units (except for those that vest immediately upon death, Disability or Retirement) shall be forfeited, and the Grantee shall have no further rights with respect to such Restricted Stock Units.

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                  (c)      For purposes of this Agreement, the Grantee's
employment will be deemed to have terminated on account of a Disability if such employment has terminated on account of the total and permanent disability of the Grantee, as determined by the Committee in its sole discretion. For purposes of this Agreement, the Grantee's employment will be deemed to have terminated on account of Grantee's Retirement if such employment is terminated and thereafter Grantee either retires from gainful employment or becomes employed outside of the property/casualty insurance or reinsurance industry.

                  (d) The Grantee agrees not to engage in a Competitive Action (as defined below) from the date hereof through the first anniversary of the date of Grantee's termination of employment with the Company. If on or prior to the Settlement Date (as defined below), the Grantee engages in a Competitive Action or enters into, or has entered into, an agreement (written, oral or otherwise) to engage in Competitive Action, all of the Restricted Stock Units shall be immediately forfeited, and the Grantee shall have no further rights with respect to such Restricted Stock Units. In the event that the Grantee engages in a Competitive Action or enters into, or has entered into, an agreement (written, oral or otherwise) to engage in Competitive Action after the Settlement Date but on or prior to the first anniversary of the Grantee's termination of employment with the Company, the Grantee shall pay to the Company, upon demand by the Company, an amount equal to (i) the value, as of the Settlement Date, of the number of shares of Stock delivered to the Grantee in respect of Restricted Stock Units, (ii) the amount paid to the Grantee on the Settlement Date in respect of Dividend Equivalents (as defined below) and interest thereon and (iii) the value of all dividends paid to the Grantee in respect of the shares of Stock delivered to the Grantee on the Settlement Date. The Grantee may satisfy the payment obligation to the Company under (i) above by returning the shares delivered to the Grantee on the Settlement Date.

                  (e) For purposes of this Agreement, the Grantee will be deemed to engage in a "Competitive Action" if, either directly or indirectly, and whether as an employee, consultant, independent contractor, partner, joint venturer or otherwise, the Grantee (i) in any geographical area where the Company is engaged in business, engages in any business activities which are competitive, to any material extent, with any type or kind of business activities conducted by the Company in such area, (ii) on behalf of any person or entity engaged in business activities competitive with the business activities of the Company, solicits or induces, or in any manner attempts to solicit or induce, any person employed by, or as an agent of, the Company to terminate such person's employment or agency relationship, as the case may be, with the Company, (iii) diverts, or attempts to divert, any person, concern or entity from doing business with the Company or attempts to induce any such person, concern or entity to cease being a customer of the Company or (iv) makes use of, or attempts to make use of, the Company's property or proprietary information, other than in the course of the performance of services to the Company or at the direction of the Company. The determination as to whether the Grantee has engaged in a Competitive Action (as defined herein) shall be made by the Committee in its sole and absolute discretion. The Committee's exercise or nonexercise of such discretion with respect to any particular event or occurrence by or with respect to the Grantee or any other recipient of restricted stock units shall not in any way reduce or eliminate the authority of the Committee to (i) determine that any event or occurrence by or with respect to the Grantee constitutes engaging in a Competitive Action or (ii) determine the related Competitive Action date.

         SECTION 4. DELIVERY AND POSSESSION OF SHARE CERTIFICATES. Ninety (90) days following the Grantee's termination of employment for any reason, or such earlier date as determined by the Committee in its sole discretion (the "Settlement Date"), provided the Grantee has not engaged in, or entered into an agreement (written, oral or otherwise) to engage in, Competitive Action, the Company shall deliver to the Grantee (or the Grantee's estate in the event of death) a certificate or certificates representing the number of shares of Stock equal to the number of vested Restricted

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Stock Units (if any) as of the date of such termination and Grantee shall take possession thereof. Settlement of the Restricted Stock Units shall be made exclusively from treasury shares held by the Company. Notwithstanding anything herein to the contrary, in the event of a Change of Control (as defined below), the Restricted Stock Units shall immediately become fully vested and no longer subject to forfeiture and the Company shall immediately deliver to the Grantee (or the Grantee's estate in the event of death) a certificate or certificates representing the number of shares of Stock equal to the number of vested Restricted Stock Units.

         SECTION 5. DIVIDENDS AND DIVIDEND EQUIVALENTS. No dividends or dividend equivalents shall accrue or be paid with respect to any outstanding unvested Restricted Stock Units. With respect to each vested Restricted Stock Unit, an amount equal to any cash dividends paid by the Company in respect of a share of Stock shall be accrued for the account of the Grantee at the time any such dividends are paid to stockholders (the "Dividend Equivalents"). The Dividend Equivalents shall be subject to forfeiture to the same extent that the corresponding Restricted Stock Units are subject to forfeiture. On the Settlement Date, an amount equal to the Dividend Equivalents accrued for the account of the Grantee (plus any interest accrued with respect to such Dividend Equivalents) shall be paid to the Grantee in cash. Accrued Dividend Equivalents shall be credited with interest, compounded quarterly. The interest rate will be the prime rate in effect from time to time as reported in the Wall Street Journal or as established by the Committee prior to the beginning of each year.

         SECTION 6. COMPANY; GRANTEE.

                  (a) The term "Company" as used in Section 3 or otherwise in this Agreement with reference to the Grantee's employment shall include the Company and its subsidiaries. The term "subsidiary" as used in this Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

                  (b) Whenever the word "Grantee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Restricted Stock Units may be transferred by will or by the laws of descent and distribution, the word "Grantee" shall be deemed to include such person or persons.

         SECTION 7. COMPLIANCE WITH LAW. The securities granted hereunder have not been registered under the Securities Act of 1933 (as now in effect or as hereafter amended) (the "Securities Act"). The Grantee hereby confirms that the Grantee has been informed that any shares of Stock acquired hereunder are restricted securities under the Securities Act and may not be resold or transferred unless the Stock is first registered under the Federal securities laws or unless an exemption from registration is available. The Company shall in no event be obliged to register any securities pursuant to the Securities Act or to take any other affirmative action in order to cause the issuance or transfer of shares acquired pursuant to this Agreement to comply with any law or regulation of any governmental authority.

         SECTION 8. NOTICE. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Grantee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Grantee may be given to the Grantee personally or may be mailed to Grantee at the Grantee's last known address, as reflected in the Company's records.

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         SECTION 9. CHANGES IN CAPITAL STRUCTURE.

                  (a) The aggregate number of Restricted Stock Units granted hereunder shall be automatically appropriately adjusted for any increase or decrease in the number of outstanding shares of stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or stock distributions or other increases or decreases in the outstanding shares of Stock without receipt of consideration by the Company. Any such adjustment shall be conclusively determined by the Board.

                  (b) In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common stockholders other than cash dividends, the Board shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Stock or other securities issued pursuant to this Agreement.

                  (c) The existence of this Agreement will not affect in any way the right or power of the Company or its stockholders to make or authorize any of the following:

                           (i)      any adjustments, recapitalization,
         reorganizations or other changes in the Company's capital structure or its business;

                           (ii)     any merger or consolidation of the Company;

                           (iii) any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred to prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for Stock;

                           (iv)     the dissolution or liquidation of the
         Company;

                           (v) any sale or transfer of all or any part of its assets or business; or

                           (vi)     any other corporate act or proceeding.

         SECTION 10. CHANGE OF CONTROL. For purposes of this Agreement, a "Change of Control" shall mean:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Stock (the "Outstanding Company Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company,
(iv) any acquisition by William R. Berkley or any entity directly or indirectly controlled by William R. Berkley, (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this Section 10 or (vi) any acquisition that is approved in advance by the Board at a time when the Incumbent Board (as hereinafter defined) constitutes at least a majority of the Board (an "Approved Acquisition"); or

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                  (b)      Individuals who, as of the date hereof, constitute
the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (c) Consummation of the sale or reorganization of the Company or the consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company (a "Corporate Event"), unless following such Corporate Event, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Corporate Event beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Event (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Event, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person other than (1) William R. Berkley or any entity directly or indirectly controlled by William R. Berkley, (2) any corporation resulting from such Corporate Event, or (3) any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Event, beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Event or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Event, or was acquired pursuant to an Approved Acquisition and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Event were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Event; or

                  (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         SECTION 11. WITHHOLDING. At the time of vesting and/or settlement of the Restricted Stock Units, as appropriate, the Committee shall require the Grantee to pay to the Company an amount sufficient to pay all federal, state and local withholding taxes applicable, in the Committee's judgment, to the settlement of the Restricted Stock Units, and the Grantee's right to vesting and/or settlement, as appropriate, shall be contingent upon such payment. Such payment to the Company may be effected through (a) payment by the recipient to the Company of the aggregate withholding taxes in cash or cash equivalents; (b) at the discretion of the Committee, the Company's withholding from the number of shares of Stock that would otherwise be delivered to the Grantee upon settlement of the Restricted Stock Units, a number of shares of Stock with an aggregate fair market value on the date of settlement (as determined by the Committee) equal to the aggregate amount of withholding taxes; or (c) at the discretion of the Committee, any combination of these two methods.

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         SECTION 12. AGREEMENT TO ARBITRATE. Any controversy or claims between the parties arising out of or related to this Agreement shall be submitted to binding arbitration before the American Arbitration Association in the greater New York metropolitan area and judgment upon the award rendered as a result of such arbitration shall be final and binding and may be entered in any court having competent jurisdiction. Any such arbitration shall be conducted by a panel of three arbitrators under the "baseball arbitration" methodology. As such, each party shall submit to the arbitrator and exchange with each other in advance of the arbitration hearing their last best offers for settlement of the controversy or claim under the Agreement. The arbitrators shall be limited to ruling in favor of one or the other parties.

         SECTION 13. NO RIGHT TO CONTINUED SERVICE. This Agreement does not confer upon the Grantee any right to continue as an Employee of the Company, nor shall it interfere in any way with the right of the Company to terminate Grantee's employment at any time for any reason.

         SECTION 14. BINDING EFFECT. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

         SECTION 15. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

         SECTION 16. SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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                  THIS AGREEMENT CONTAINS AN ARBITRATION CLAUSE IN SECTION 12.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     W. R. BERKLEY CORPORATION

                                     By: ___________________________
                                         Name:
                                         Title:

                                     __________________________________

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